                    MANAGEMENT AGREEMENT
                    ____________________


          This MANAGEMENT AGREEMENT (this "Agreement"), dated as of February 3, 1994, is entered into by and between Westwood One, Inc., a Delaware corporation ("Westwood One") and Infinity Broadcasting Corporation, a Delaware corpora-tion ("Manager").

                      R E C I T A L S:

          A.  Pursuant to a Stock Purchase Agreement (the
"Stock Purchase Agreement") dated as of November 4, 1993 among Westwood One, Unistar Communications Group, Inc., a
Delaware corporation (the "Parent"), and Manager, Westwood
One has, concurrent with the execution of this Agreement, purchased all of the capital stock (the "Acquisition") of Unistar Radio Networks, Inc., a Delaware corporation ("Uni-star").

          B. Pursuant to a Securities Purchase Agreement (the "Securities Purchase Agreement") dated as of Novem-ber 4, 1993 by and between Westwood One and a wholly-owned subsidiary of Manager, such subsidiary has purchased from Westwood One 5,000,000 shares of the Common Stock of Westwood One and has received a warrant to purchase up to 3,000,000 additional shares of Common Stock of Westwood One.

          C. Manager is engaged in the business of owning and operating radio stations and producing programming therefor, and it is a condition to the closing of each of the Stock Purchase Agreement and Securities Purchase Agree-ment that Manager provide management services to Westwood
One and its direct and indirect subsidiaries (collectively, the "Company"), upon the terms herein provided.

          D. Accordingly, Westwood One desires that Manager provide such management services to the Company, and the Manager is willing to perform such services.

                    A G R E E M E N T :

          NOW THEREFORE, in consideration of the premises and the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as fol-lows:








                         ARTICLE I
                    MANAGEMENT SERVICES

          Section 1.1  Management Services.  Manager shall,
                       ___________________
during the term of this Agreement, manage the business and operations of the Company by providing the following ser-vices:

          (a) Manager's Chief Executive Officer shall also serve as Chief Executive Officer of the Company, pro-vided that, so long as Mel Karmazin serves as the chief executive officer of Manager or is otherwise affiliated with manager in an executive officer or other senior managerial capacity (each a "Managerial Position"), Mr. Karmazin shall also serve as Chief Executive Officer pursuant to the terms of this Agreement. In that capacity, the Chief Executive Officer will have the authority and responsibility normally attendant to such office and will, among other things, be responsible and subject to the authority of the Board of Directors of Westwood One (the "Board of Directors"), for all operations and functions of the Company, recommendations for strategic direction and the general implementation of the Company's business or operating plan;

          (b) Manager's Chief Financial Officer, at any given time, shall also serve as Chief Financial Officer of the Company. In that capacity, such Chief Financial Officer will have the authority and responsibility normally attendant to such office and will, among other things, be responsible and subject to the authority of the Chief Executive Officer of Westwood One and the Board of Directors;

          (c) Mr. Karmazin and Mr. Farid Suleman, as Man-ager's Chief Executive and Chief Financial Officers, respectively, have been duly elected by the Board of Directors to hold such respective offices of Westwood
     One; and

          (d) Manager shall provide support and administra-tive personnel required by the above-described offi-cers.

Such management shall be performed by Manager (i) with such care as a prudent manager would use in the conduct of his company's affairs and (ii) with a view to maximizing the

long-term value of the Company. The management to be per-formed by Manager pursuant to this Section 1.1 is herein sometimes referred to as the "Management Services". The
Management Services shall not include the exercise by the Company of its rights and obligations under this Agreement, which rights and obligations shall be exercised and per-formed by, or as directed by, the Board of Directors.

          Section 1.2  Manager Employees.  Manager will, in
                       _________________
performing the Management Services, make available and use the services of the officers and employees described in Sec-tion 1.1 and such other officers and other employees of Manager as may be necessary, together with officers and other employees of the Company, to perform the Management Services. It is understood and agreed that the personnel described in Section 1.1 and any such other officers and other employees of Manager so made available and used will continue to be employees of Manager and not of the Company and that Manger, and not the Company, will be responsible for their salary, employee benefits and related costs. The Company acknowledges and agrees that such officers and other employees of Manager shall continue to perform services for Manager and that they will devote only so much of their time to the business of the Company as is necessary for Manager to perform the Management Services hereunder.

          Section 1.3  Supervisory Role of Board of Direc-
                       ___________________________________
tors.  The providing of Management Services by Manager here-
____
under shall always be subject to the direction and supervi-sion of the Board of Directors.

          Section 1.4  Information.  (a)  During the term of
                       ___________
this Agreement, Manager and the Company shall each, at the reasonable request of the other, supply the other with the information requested in connection with the performance of the Management Services.

          (b) Manager shall notify the Board of Directors as promptly as practicable after the occurrence of any of the following:

          (i) receipt by Manager of any written notice from any governmental agency of any claim or legal process or notification that, in the reasonable opinion of Manager, is or is likely to become material to the Company; or


         (ii) any other development that, in the reasonable opinion of Manager, materially affects or is likely materially to affect the Company or the ability of Manager to fulfill its obligations under this Agree-ment.

          Section 1.5  Compliance with Applicable Law.
                       ______________________________
Manager will perform the Management Services in compliance in all material respects with applicable law.

          Section 1.6  Reimbursement for Expenses.  The
                       __________________________
compensation to be paid to Manager as provided in Article II does not include, and the Company agrees to promptly reim-burse Manager for, all out-of-pocket expenses incurred by Manager in performing the Management Services, but not in-cluding (a) the salaries, employee benefits and related costs of officers and other employees of Manager made avail-able and used as provided in Article I or (b) office and other overhead expenses of Manager.

          Section 1.7  Arm's Length Transactions Between the
                       _____________________________________
Company and Manager.  Notwithstanding any other provision of
___________________
this agreement, (a) all transactions between the Company and Manager or any of its affiliates, including without limita-tion any regarding use of programming, sales commissions, compensation to radio stations or the employment or compen-sation of talent, shall be on a basis that is at least as favorable to the Company as if the Company were to obtain the products or services to which such transactions relate from an independent third party and (b) all agreements be-tween Manager or any affiliate of Manager and the Company must be approved by the Board of Directors.

          Section 1.8  Indemnification.  (a)  The Company
                       _______________
agrees to indemnify and hold manager and its directors, officers, employees and agents (collectively, the "Indemni-fied parties") harmless from and against any and all ac-tions, claims, damages, and liabilities (and all actions in respect thereof and any legal or other expenses in giving testimony or furnishing documents in response to a subpoena or otherwise and weather or not a party thereto), whether or not arising out of third party claims, including reasonable legal fees and expenses in connection with, and other costs of, investigating, preparing or defending any such action or claim or enforcing its rights under this Agreement, whether or not in connection with litigation in which and Indemni-fied Party is a party, and as and when incurred, caused by, relating to, based upon or arising out of (directly or indi-

rectly) such Indemnified Party's acceptance of or the per-formance of its obligations under this Agreement or other-wise relating to the Company or the Company's business, assets or properties; provided, however, that such indemnity
                      ________  _______
shall not apply to any such action, claim, damage, liability or cost to the extent such action, claim, damage, liability or cost has been finally adjudicated by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Indemnified Parties (including any consultants, independent contractors or other third parties engaged by them if, but only if, the Indemnified Parties were grossly negligent in selecting such third parties) or a material breach of this Agreement by Manager; provided,
                                              ________
further, however, neither (i) the taking of any action by
_______  _______
Manager directed by the Board of Directors to be taken by Manager nor (ii) the failure of Manager to take action spe-cifically recommended to the Board of Directors by Manager that the Board of Directors directed Manager not to take, shall, for purposes of the preceding provision or Sec-tion 1.9, constitute gross negligence, willful misconduct or a material breach of this Agreement by Manager.

          (b) If any action, proceeding or Investigation is commenced for which an Indemnified Party proposes to demand such indemnification, it will notify Westwood One with rea-sonable promptness; provided, however, that any failure by
                    ________  _______
an Indemnified Party to notify Westwood One will not relieve the Company from its obligations hereunder, except to the extent that such failure shall have prejudiced the defense of such action. The Company shall promptly pay expenses reasonably and actually incurred by an Indemnified Party (including the reasonable fees and expenses of counsel) in investigating, defending or settling any action, proceeding or investigation in which an Indemnified Party is a party or is threatened to be made a party or otherwise involved therewith by reason of its relationship with the Company hereunder or otherwise, in advance of the final disposition of such action, proceeding, or investigation upon submission of invoices therefor. Manager, on behalf of each Indemni-fied Party, hereby undertakes, and the Company hereby accepts its undertaking, to repay any and all such amounts so advanced if it shall ultimately be determined that such Indemnified Party is not entitled to be indemnified there-for. If any such action, proceeding, or investigation in which an Indemnified Party is a party is also against the Company, the Indemnified Party may provide the Company with legal representation by the same counsel who represents the Indemnified Party; provided, however, that if such counsel
                   ________  _______

or counsel to such Indemnified Party shall determine that due to the existence of actual or potential conflicts of interest between such Indemnified Party and any one or more of Westwood One or its subsidiaries, such counsel is unable to represent both the Indemnified Party and one or more of Westwood One or its subsidiaries, then the Company shall be entitled to use separate counsel of its own choice, and shall bear full responsibility for all reasonable expenses of such separate counsel. Nothing herein shall prevent the Company from using separate counsel of its own choice at its own expense. The Company shall only be liable for settle-ments of claims against any Indemnified Party made with the Company's written consent, which consent shall not be unrea-sonably withheld. The Indemnifying Party shall not, in defense of any such claim involving an Indemnified Party, except with the prior written consent of such Indemnified Party, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff in question to such Indemnified Party and any affiliates of such Indemnified Party named in such claim of an unqualified release of all liabilities in respect of such claims.

          Section 1.9  Limitation on Manager's Liability.
                       _________________________________
Notwithstanding any provision to the contrary in this Agree-ment, Manager shall have no liability to the Company here-under for its failure to perform its obligations under this Agreement except to the extent that any such failure has been finally adjudicated by a court of competent jurisdic-tion to have resulted from the gross negligence or wilful misconduct of, or a material breach of its obligations under this Agreement by, Manager, subject to the last proviso of
Section 1.8(a).

          Section 1.10  Directors and Officers Insurance;
                        _________________________________
Indemnification of Individual Officers.  The Company shall
______________________________________
provide the individuals serving in the capacities specified in Section 1.1(a) and Section 1.1(b) with (a) the coverage available to the senior officers of the Company under the Company's policies of directors and officers insurance, if any, (b) indemnification agreements, if any, that are or have been provided by the Company to its current or subse-quent senior executive officers and (c) the indemnification provided by the Company's by-laws and Certificate of Incor-poration available to the senior officers of the Company.


                         ARTICLE II
                  COMPENSATION TO MANAGER

          Section 2.1  Base Management Fee.  (a)  Westwood
                       ___________________
One shall pay to the Manager a base management fee at the rate of $2,000,000 annually (subject to increase as provided in paragraph (b) below), which shall be payable in advance in monthly installments on the first business day of each month (prorated for any partial month).

          (b) The dollar amount of the base management fee (and the installment payments thereof) set forth in para-graph (a) above shall be increased, effective as of the first day of each fiscal year of the Company commencing with the fiscal year beginning December 1, 1994, by a percentage amount equal to the percentage increase in the Consumer Price Index All Urban Consumers (Los Angeles-Anaheim-River-side area; base 1982-1984=100) as published by the United States Department of Labor, Bureau of Labor Statistics as of such first day of each fiscal year compared to such index as in effect on the date hereof. The base management fee, as adjusted from time to time, shall hereinafter be referred to as the "Base Fee.

          Section 2.2  Cash Incentive Bonus.  (a)  Westwood
                       ____________________
One shall additionally pay to the Manager, as a cash incen-tive bonus (the "Cash Bonus"), 10% of the amount, if any, by which Westwood One's Operating Cash Flow (as hereinafter defined) exceeds the following target amounts (the "Target Amounts," which are subject to modification as provided in paragraph (b) below) for each fiscal year of Westwood One ending in the applicable fiscal year indicated below:

      Fiscal Year Ending     Target Amount for Bonus
      __________________     _______________________

              1994                 $27,000,000
              1995                 $29,700,000
              1996                 $32,670,000
              1997                 $35,937,000
              1998                 $39,531,000

In the case of the first fiscal year ending in 1994, the Cash Bonus shall not be prorated to reflect the portion of such fiscal year during which this Agreement has been in effect, but rather shall be paid in full, and all cost sav-ings realized in such fiscal year will be calculated on a pro forma basis to give effect to such cost reductions for the entire fiscal year if, but only if, Operating Cash Flow

for the last six months of such fiscal year is at least
$13,500,000 (on an actual basis, without applying such pro forma adjustment).

          (b) "Operating Cash Flow" shall mean the consoli-dated net income of Westwood One before taxes and extraordi-nary gains or losses, determined in accordance with general-ly accepted accounting principles consistently applied, plus
(i) depreciation, amortization, interest expense, compensa-tion paid or payable to the Manager pursuant to this Article II (including any compensation expense recognized by reason of the provisions of Section 2.3 hereof) and any expenses (except depreciation, amortization and interest expense) incurred in connection with any business of Westwood One other than its network radio business, less (ii) any reve-nues from businesses other than Westwood One's consolidated network radio business (including but not limited to any revenues from its Radio & Records business).

          (c) If, after the date hereof, the Company either acquires or disposes of any network radio business, the Target Amounts set forth in paragraph (a) of this Sec-tion 2.2 shall be adjusted, upward (in the case of an acqui-sition) or downward (in the case of a disposition), by mutu-al agreement, to fairly reflect the increase or decrease in Operating Cash Flow anticipated to result from such acquisi-tion or disposition. Westwood One and the Manager agree to negotiate in good faith such adjustment. Additionally, if Westwood One retains its Radio & Records business or ac-quires any other non-radio network business, then Manager shall operate such retained business and, in such event, Manager and the Board of Directors of Westwood One shall determine what adjustments, if any, should be made to the Target Amounts set forth in Section 2.2(a) to take into account any Operating Cash Flow generated by such non-radio network businesses and modify the definition of Operating Cash Flow set forth in Section 2.2(b), If necessary. In the event the parties are unable to agree upon an adjustment, the adjustments shall be determined by the Company's inde-pendent auditors. Each party agrees to cooperate fully with such auditors in an attempt to resolve the adjustment. The decision reached by such auditors shall be legally binding on the parties and admissible in any legal proceedings.

          (d) Each Cash Bonus shall be payable as promptly as practicable after Westwood One's consolidated income statements, as approved by the Board of Directors and certi-

fied by Westwood One's independent public accountants, have been prepared with respect to each applicable fiscal year.

          Section 2.3  Stock Incentive Option.  As addition-
                       ______________________
al compensation to the Manager hereunder, Westwood One has, concurrent with the execution of this Agreement, executed and delivered to Infinity Network Inc., a wholly-owned sub-sidiary of Manager ("Manager Sub"), a Stock Incentive Op-tion, in the form of Exhibit A hereto (the "Stock Incentive Option"), granting the Manager or Manager Sub the right to purchase an aggregate of up to 1,500,000 shares of Westwood One's common stock, upon and subject to the terms and condi-tions thereof.


                        ARTICLE III
            TERM OF AGREEMENT; EARLY TERMINATION

          Section 3.1  Term of Agreement.  The term of this
                       _________________
Agreement commences on the date of this Agreement and will end on the fifth anniversary of the date of this Agreement, unless terminated earlier pursuant to Section 3.2 or extend-ed pursuant to Section 3.3.

          Section 3.2  Early Termination.  (a)  Westwood One
                       _________________
may terminate the term of this Agreement without cause at any time, by specifying a termination date in a written notice of termination to Manager given by the Board of Di-rectors on behalf of Westwood One not later than 30 days prior to such date of termination. Upon any termination of this Agreement by Westwood One under this Section 3.2(a), Manager shall be entitled to the payment of the Base Fee, payable in the manner set forth in Section 2.1, for the remaining term of this Agreement. Additionally, upon such termination Manager's rights to the Cash Bonus with respect to the fiscal year in which such termination occurs shall immediately be vested (but Manager shall not be entitled to any cash bonus in any subsequent fiscal year) and Manager's rights to purchase 3,000,000 shares of Westwood One's common stock under the Purchase Warrant (as defined in the Securi-ties Purchase Agreement) shall immediately vest.

          (b) Westwood One may terminate the term of this Agreement (i) by a two-thirds vote of the Board of Directors of Westwood One, if Manager shall have willfully committed a material act of fraud or gross misconduct in performing its obligations hereunder, and such act first occurs during the term of this Agreement and has a material adverse effect

upon the business of the Company, or (ii) if Manager shall have failed to provide the services of Mel Karmazin as Chief Executive Officer of the Company hereunder during any period in which Mr. Karmazin held a Managerial Position, which date of termination shall be specified in a written notice of termination to Manager given by the Board of Directors not later than ninety (90) days prior to such date of termina-tion, which notice specifies in reasonable detail the basis, pursuant to this Section 3.2(b), for such termination.

          (c) The term of this Agreement shall terminate forthwith upon notice from Westwood One to Manager if

          (i) Manager shall (A) apply for or consent to the appointment of, or the taking of possession by, a re-ceiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (B) make a general assignment for the benefit of its creditors,
     (C) commence a voluntary case under the Bankruptcy Code (as now or hereafter in effect), (D) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, (E) fail to con-trovert in a timely and appropriate manner, or acqui-esce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, or (F) take any corporate action for the purpose of effecting any of the foregoing; or

         (ii) a proceeding or case shall be commenced, without the application or consent of Manager, in any court of competent jurisdiction, seeking (A) its liqui-dation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (B) the appointment of a trustee, receiver, custodian, liquida-tor or the like of Manager or of all or any substantial part of its assets, or (C) similar relief in-respect of Manager under any law relating to bankruptcy, insolven-cy, reorganization, winding-up, or composition or ad-justment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against Manager shall be entered in an involuntary case under the Bankruptcy Code.


          Section 3.3  Extension.  The term of this Agree-
                       _________
ment may be extended for a period of one year from the fifth anniversary of the date of this Agreement with the approval of such extension by the Board of Directors and the written agreement, prior to such fifth anniversary, of both parties hereto, and may be similarly extended, with such approval and agreement, for additional one-year periods following such initial one-year extension. The parties shall, in connection with any such extension, mutually agree upon new Target Amounts and rights to purchase additional shares of Westwood One's Common Stock applicable to such extension period for purposes of Sections 2.2 and 2.3.

          Section 3.4  Survival and Termination.  The provi-
                       ________________________
sions of Sections 1.6, 1.8, 1.9, 1.10, 3.2(a) and 4.1 (to
the extent provided therein) shall survive the termination of this Agreement pursuant to this Article III. Upon any termination of this Agreement pursuant to Section 3.2(b) or
(c), Westwood One shall have no further obligations to com-pensate Manager pursuant to the terms of this Agreement.


                         ARTICLE IV
           NONCOMPETITION; RIGHT OF FIRST REFUSAL

          Section 4.1  Noncompetition, Etc.  (a)  Except
                       ___________________
pursuant to this Agreement or as otherwise approved by the Board of Directors, Manager will, and will cause its direct and indirect majority-owned subsidiaries ("Manager Subsid-iaries") and its and their officers to, refrain from, either alone or in conjunction with any other person, or directly or indirectly through its or their present or future affili-ates:

          (i) during the term of this Agreement, managing, purchasing, establishing, participating in, or having a substantial ownership interest in (other than through the ownership of five percent (5%) or less of any class of securities registered under the Securities Exchange Act of 1934, as amended), or otherwise lending assis-tance (financial or otherwise) to, a radio network company (which, for purposes of this Agreement, shall mean Capital Cities/ABC, Inc. and CBS Radio Networks or their successors or any other compensation-based radio network that is RADAR-rated) (a "Radio Network Compa-ny"), or entering into, or obtaining rights under, any agreement providing for an option to do any of the foregoing, provided, however, that if this Agreement is
                ________  _______

     terminated by Westwood One pursuant to Section 3.2(b), this clause (i) shall be applicable for a period of two
     (2) years after such termination of this Agreement so long as Westwood One continues to pay Manager the Base Fee for such period after termination;

         (ii) during the term of this Agreement and for a period of two years thereafter, disclosing (unless compelled by judicial or administrative process) or using any confidential or secret information relating to the Company or any of its clients, customers or suppliers, except, during the term of this Agreement, as Manager reasonably determines to be necessary in connection with the performance of Manager's obliga-tions under this Agreement and in the best interest of the Company; or

        (iii) during the term of this Agreement, causing or attempting to cause (A) any client, customer or sup-plier of the Company to terminate or materially reduce its business with the Company or (B) any officer, em-ployee or consultant of the Company or any Subsidiary to resign or sever a relationship with the Company; provided, however, that if this Agreement is terminated
     ________  _______
     by Westwood One pursuant to Section 3.2(b), this clause
     (iii) shall be applicable for a period of two (2) years after such termination so long as Westwood One contin-ues to pay Manager the Base Fee for such period after termination.

          (b) The parties hereto recognize that the laws and public policies of the various states of the United States may differ as to the validity and enforceability of covenants similar to those set forth in this Section 4.1.
It is the intention of the parties that the provisions of this Section 4.1 be enforced to the fullest extent permis-sible under the laws and policies of each jurisdiction in which enforcement may be sought, and that the unenforcea-bility (or the modification to conform to such laws or poli-cies) of any provisions of this Section 4.1 shall not render unenforceable, or impair, the remainder of the provisions of this Section 4.1. Accordingly, if any provision of this
Section 4.1 shall be determined to be invalid or unenforce-able, such invalidity or unenforceability shall be deemed to apply only with respect to the operation of such provision in the particular jurisdiction in which such determination is made and not with respect to any other provision or jurisdiction.


          (c) The parties hereto acknowledge and agree that any remedy at law for any breach of the provisions of this
Section 4.1 may be inadequate, and Manager hereby consents to the granting by any court of an injunction or other equi-table relief, without the necessity of actual monetary loss being proved, in order that the breach or threatened breach of such provisions may be effectively restrained.

          Section 4.2  Right of Refusal as to Certain
                       ______________________________
Programming.  Manager agrees that, unless Manager is con-
___________
tractually prohibited from doing so, before it or any of its subsidiary entities (each a "Manager Subsidiary") offers, sells or otherwise makes available, in each case, for bar-ter, to any Radar-rated radio network any radio programming for sale to any national advertiser in exchange for air time (collectively, "Programs for Barter"), Manager shall, sub-ject to Section 4.3, first offer (by written notice to the Board of Directors, which notice shall describe the nature of such Programs for Barter and the terms and conditions on which Manager or such Manager Subsidiary intends so to of-fer, sell or otherwise make available such Programs for Barter, in reasonable detail) such Programs for Barter to the Company on the same terms and conditions (adjusted to reflect the fact that the Company would become the prospec-tive buyer of such Programs for Barter) as Manager or such Manager Subsidiary intends so to offer, sell or otherwise make available such Programs for Barter, provided, however,
                                         ________  _______
this sentence shall not apply to the offering, selling or otherwise making available by Manager or an Manager Subsid-iary of the services of either Howard Stern or the "Grease-man" and related programming and products to a third party. If the Board of Directors, acting on behalf of the Company, fails to accept such offer by written notice to Manager within ten (10) business days after notice is given by Man-ager, Manager or such Manager Subsidiary, as the case may be, may, for a period of one hundred eighty (180) days thereafter, offer, sell or otherwise make available such Programs for Barter to one or more third parties on terms and conditions no more favorable to the third party than those specified in such notice to the Board of Directors, but not otherwise, provided, however, the rights of the
                   ________  _______
Company and the obligations of Manager under this Sec-tion 4.2 shall terminate upon the end of the term of this Agreement as to any offer made to the Company pursuant to this section 4.2 that is not so accepted by the Board of Directors, acting on behalf of the Company, prior to the end of the term of this Agreement. If the Board of Directors, acting on behalf of the Company, accepts such offer during

the term of this Agreement, Manager, acting on its own be-half and, pursuant to Article I hereof, on behalf of the Company will cause the transaction to be consummated, sub-ject to the approval of any agreements in respect thereof by the Board of Directors.

          Section 4.3  Existing Contracts Excluded. Notwith-
                       ___________________________
standing the provisions of Section 4.1 or 4.2, Manager and each Manager Subsidiary may honor any contracts that any of them has entered into prior to the date hereof regarding programming or other services with other companies in the radio broadcast industry and any renewals or extensions thereof on commercially reasonable terms.


                         ARTICLE V
               REPRESENTATIONS AND WARRANTIES

          Section 5.1  Representations and Warranties of
                       _________________________________
Each Party.  Each of the parties hereto represents and war-
__________
rants to the other that, as of the date hereof:

          (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is formed and has all requisite corporate authority to own its property and assets and to conduct its business as presently conducted or proposed to be conducted under this Agreement;

          (b) it has the corporate power and authority to execute, deliver and perform its obligations under this Agreement;

          (c) all necessary action has been taken to autho-rize its execution, delivery and performance of this Agreement and this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium and other similar laws affecting the rights of creditors generally and by general prin-ciples of equity;

          (d) neither its execution and delivery of this Agreement nor the performance of its obligations here-under will:


          (i) conflict with or violate any provision of its certificate of incorporation or by-laws;

         (ii) conflict with, violate or result in a breach of any constitution, law, judgment, regulation or order of any governmental authority applicable to it; or

        (iii) conflict with, violate or result in a breach of or constitute a default under or result in the impo-sition or creation of any mortgage, pledge, lien, secu-rity interest or other encumbrance under any term or condition of any mortgage, indenture, loan agreement or other agreement to which it is a party or by which its properties or assets are bound;

          (e) no approval, authorization, order or consent of, or declaration, registration or filing with any govern-mental authority or third party is required for its valid execution, delivery and performance of this Agreement, ex-cept such as have been duly obtained or made; and

          (f) there is no action, suit or proceeding, at law or in equity, by or before any court, tribunal or gov-ernmental authority or third party pending, or, to its knowledge, threatened, which, if adversely determined, would materially and adversely affect its ability to perform its obligations hereunder or the validity or enforceability of this Agreement.


                         ARTICLE VI
                       MISCELLANEOUS

          Section 6.1  Notices.  All notices, requests and
                       _______
other communications hereunder must be in writing and will be deemed to have been duly given only if delivered person-ally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

     If to Westwood    Westwood One, Inc.
     One, to:          9540 Washington Boulevard
                       Culver City, California 90232
                       Attention: Mr. Norman J. Pattiz
                       Fax No.:  (310) 840-0834


     With a copy to:   Riordan & McKinzie
                       5743 Corsa Avenue, Suite 116
                       Westlake Village, California  91362
                       Attention:  Lawrence C. Weeks, Esq.
                       Fax No.:  (818) 706-2956

     If to Manager,    Infinity Broadcasting Corporation
     to:               600 Madison Avenue, 4th Floor
                       New York, New York  10022
                       Attention:  Mr. Farid Suleman
                       Fax No.:  (212) 888-2959

     With a copy to:   Debevoise & Plimpton
                       875 Third Avenue
                       New York, New York 10022
                       Attention:  Richard D. Bohm, Esq.
                       Fax No.:  (212) 909-6836

All such notices, requests and other communications will
(i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if deliv-ered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon confirmation of transmission, and (iii) if delivered by mail in the man-ner described above to the address as provided in this Sec-tion, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the pur-pose of notices to that party by giving notice specifying such change to the other parties hereto.

          Section 6.2  Entire Agreement.  This Agreement,
                       ________________
the Stock Purchase Agreement, the Securities Purchase Agree-ment, the Purchase Warrant (as defined in the Securities Purchase Agreement), the Registration Rights Agreement (as defined in the Securities Purchase Agreement), the Stock Incentive Option, and the Voting Agreement (as defined in the Securities Purchase Agreement) supersede all prior dis-cussions and agreements between the parties with respect to the subject matter hereof and contain the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

          Section 6.3  Waiver.  Any term or condition of
                       ______
this Agreement may be waived at any time by the party that

is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alter-native.

          Section 6.4  Amendment.  This Agreement may be
                       _________
amended, supplemented or modified only by a written instru-ment duly executed by or on behalf of each party hereto.

          Section 6.5  No Third Party Beneficiary.  The
                       __________________________
terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary-rights upon any other person.

          Section 6.6  No Assignment: Binding Effect.
                       _____________________________
Neither this Agreement nor any right, interest or obligation hereunder may be assigned by either party hereto without the prior written consent of the other party hereto and any attempt to do so will be void, except for assignments and transfers by operation of law. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by, the parties and their respective successors and assigns.

          Section 6.7  Headings.  The headings used in this
                       ________
Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

          Section 6.8  Invalid Provisions.  If any provision
                       __________________
of this Agreement, other than Section 4.1(a), which shall be subject to the provisions of Sections 4.1(b) and (c), is held to be illegal, invalid or unenforceable under any pres-ent or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforce-

able provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

          Section 6.9  Governing Law.  This Agreement shall
                       _____________
be governed by and construed in accordance with the laws of the State of Delaware.

          Section 6.10  Counterparts.  This Agreement may be
                        ____________
executed in any number of counterparts, each of which will be deemed an original, but all of which together will con-stitute one and the same instrument.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf by its duly authorized officer on the date of this Agreement.

                      WESTWOOD ONE, INC.


                      By: /s/ Eric R. Weiss
                         ______________________________
                         Name:  Eric R. Weiss
                         Title: Senior Vice President


                      INFINITY BROADCASTING CORPORATION


                      By: /s/ Farid Suleman
                         ______________________________
                         Name:  Farid Suleman
                         Title: Vice President-Finance
                                  and Chief Financial
                                  Officer
















                             18

                          Warrant to Purchase 500,000 Shares
                          of Common Stock at $3.00 per share


          INCORPORATED UNDER THE LAWS OF THE STATE
                        OF DELAWARE

                     WESTWOOD ONE, INC.

     THE SECURITIES EVIDENCED BY THIS WARRANT OR ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES ARE SUBJECT TO THE TERMS AND CONDITIONS OF A SECURITIES PURCHASE AGREEMENT BETWEEN THE HOLDER HEREOF AND THE ISSUER, A COPY OF WHICH IS AVAILABLE AT THE ISSUER'S PRINCIPAL OFFICES, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, ASSIGNED OR OTHERWISE ENCUMBERED OR DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


          WESTWOOD ONE, INC., a Delaware corporation (the
"Company"), certifies that, for value received, Infinity
Network Inc., a Delaware corporation, or a designated affiliated entity (collectively, the "Holder"), is entitled to purchase, until the close of business on the Termination
Date (as defined in the next sentence), Five Hundred
Thousand (500,000) shares of Common Stock, par value $0.01 per share, of the Company, at a price of $3.00 per share;
subject, however, to the provisions and upon the terms and conditions hereinafter set forth. "Termination Date" shall mean the later of February 3, 2004 or the third anniversary of the date upon which this Warrant has become exercisable;
provided, however, that the Termination Date shall in no event be later than February 3, 2009.

          1.  Exercisability of Warrant.  This Warrant shall
              _________________________
become exercisable only if the Market Price (as defined below) per share of Common Stock, par value $0.01 per share, of the Company is at least $10.00 on at least twenty (20) out of thirty (30) consecutive days during which the national securities exchanges are open for trading.

          2.  Method of Exercise; Payment; Issuance of New
              ____________________________________________
Warrant.
_______

          (a) This Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant, properly endorsed, at the principal office of the Company in California, Attention: Secretary, and by (i) the payment to the Company of the then applicable Warrant Price






of the Common Stock being purchased ("Warrant Price" shall mean the price specified in the first paragraph of this Warrant and such other prices as shall result from the adjustments specified in Section 5 hereof); and
(ii) delivery to the Company of the form of subscription at the end hereof (or a reasonable facsimile thereof).

          (b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant shall have been surrendered to the Company as provided in this
Section 2, and at such time the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise shall be deemed to have become the holder or holders of record thereof.

          (c) In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Common Stock so purchased shall be delivered at the Company's expense (including the payment by the Company of any applicable issuance taxes) to the holder hereof within five (5) business days after the rights represented by this Warrant shall have been so exercised, and unless this Warrant has expired, a new Warrant of like tenor representing the number of shares of Common Stock, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the holder hereof within such time.

          3.  Stock Fully Paid; Reservation of Shares.  The
              _______________________________________
Company covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all liens. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, at least the maximum number of shares of its Common Stock as are issuable upon the exercise of the rights represented by this Warrant.

          4.  Fractional Shares.  No fractional shares of
              _________________
Common Stock will be issued in connection with any exercise hereunder but in lieu of such fractional shares, the Company

shall make a cash payment therefor upon the basis of the Current Market Value (as defined below) of the Common Stock.

          5.  Number of Shares Receivable Upon Exercise.
              _________________________________________
The number of shares of Common Stock receivable upon the exercise of this Warrant is subject to adjustment upon the happening of certain events specified in this Section 5.
For the purposes of this Section 5, the "Warrant Price" referred to herein shall initially be $3.00 and shall be adjusted and readjusted from time to time as provided in this Section 5. The holder of this Warrant shall, upon exercise hereof as provided in Section 2, be entitled to receive the number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 5) be issuable upon such exercise by a fraction of which (A) the numerator is $3.00 and (B) the denominator is the Warrant Price in effect at the time of such exercise. The price to be paid for each such share of Common Stock by the holder shall be the Warrant Price as adjusted pursuant to this Sec-tion 5, provided that the price paid by the holder for any shares of Common Stock upon exercise of this Warrant shall never be less than $0.01 per share. The Warrant Price shall be subject to adjustment as follows:

          (a)  Stock Dividends, Stock Splits, Etc.  If the
               __________________________________
     Company at any time or from time to time after the date hereof shall issue additional shares of Common Stock as a result of the declaration or payment of a dividend on the Common Stock payable in Common Stock, or as a distribution to holders of Common Stock, or as a result of a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock), then, and in each such case, the Warrant Price then in effect shall be reduced, concurrently with the issuance of such shares, to a price (calculated to the nearest cent) determined by multiplying such Warrant Price by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance of additional shares of Common Stock, and
     (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issuance, provided that, for purposes of this Sec-tion 5(a), (x) additional shares of Common Stock shall be deemed to have been issued (A) in the case of any such dividend or distribution, immediately after the

     close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution or
     (B) in the case of any such subdivision, at the close of business on the date immediately prior to the day upon which such corporate action becomes effective,
     (y) immediately after any additional shares of Common
     Stock are deemed to have been issued, such additional shares of Common Stock shall be deemed to be outstanding, and (z) treasury shares shall be deemed not to be outstanding.

          (b)  Extraordinary Dividends and Distributions. If
               _________________________________________
     the Company shall distribute to all holders of its outstanding Common Stock evidences of indebtedness of the Company, cash (other than a cash distribution made as a dividend payable or to be payable at regularly scheduled intervals and payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the State of Delaware, but only to the extent that the aggregate of all such dividends paid or declared after the date hereof does not exceed the consolidated net income of the Company earned subsequent to the date hereof, as determined in accordance with generally accepted accounting principles, consistently applied) or assets or securities other than its Common Stock (including stock of a subsidiary or securities convertible into or exercisable for such stock but excluding dividends or distributions referred to in Section 5(a) above) (any such evidences of indebtedness, cash, assets or securities, the "assets or securities"), then, in each case, the Warrant Price shall be adjusted by subtracting from the Warrant Price then in effect the value of the assets or securities that the holder would have been entitled to receive as a result of such distribution had the Warrant been exercised and the relevant shares of Common Stock issued in the name of the holder immediately prior to the record date for such distribution; provided that if, after giving effect to such adjustment, the Warrant Price would be less than the then par value of the Common Stock, the Company shall distribute such assets or securities to the holder as if the holder had exercised the Warrant and the shares of Common Stock had been issued in the name of the holder immediately prior to the record date for such distribution. Any adjustment required by this
     Section 5(b) shall be made whenever any such

     distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution.

          (c)  Combinations, Etc.  If the Company at any
               _________________
     time or from time to time after the date hereof shall combine or consolidate the outstanding shares of Common Stock, by reclassification or otherwise, into a lesser number of shares of Common Stock, then, and in each such case, the Warrant Price then in effect shall be increased, concurrently with the effectiveness of such combination or consolidation, to a price (calculated to the nearest one cent) determined by multiplying such Warrant Price by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the effectiveness of such combination or consolidation and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such effectiveness.

          (d)  Issuance of Additional Shares of Common
               _______________________________________
     Stock.  In case the Company at any time or from time to
     _____
     time after the date hereof shall issue or sell additional shares of Common Stock ("Additional Shares") for a consideration per share less than the Current Market Value in effect on the earlier of (i) the date on which the Company enters into a firm contract for the issuance and sale of such Additional Shares (unless such contract specifies that the price will be determined at a later date, then such later date shall apply to this clause (i)) or (ii) the date of actual issuance or sale of such Additional Shares, then, in each such case, the Warrant Price in effect immediately prior to such date shall be reduced, concurrently with such issuance or sale, to a price (calculated to the nearest one cent) determined by multiplying such Warrant Price by a fraction (x) the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus (B) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such Additional Shares so issued or sold would purchase at such Current Market Value, and (xi) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale, provided that


     (a) treasury shares shall not be deemed to be outstanding for purposes of this Section 5(d) and
     (b) the shares of Common Stock then issuable
     (i) pursuant to the terms of this Warrant and the Incentive Stock Option (as defined in the Management Agreement) and (ii) on conversion of the Company's 9% Convertible Senior Subordinated Debentures due 2002 issued pursuant to that certain Indenture dated as of December 15, 1990 (the "9% Convertible Debt") shall be deemed to be outstanding immediately prior to and after such issue or sale. Notwithstanding anything contained herein to the contrary, no adjustment to the Warrant Price shall be made pursuant to this Section 5(d) following the issuance of Additional Shares pursuant to
     (xx) Section 5(a) hereof, (xxi) the exercise of any options or issuance of any shares under any options or purchase or other rights that are outstanding on or prior to the date hereof and that were issued pursuant to any of the Company's employee stock option, appreciation or purchase right plans, (xxii) the exercise of any options or purchase or other rights or the issuance of any shares under any options or rights that are granted after the date hereof, whether in accordance with the terms of any of the Company's employee stock option, appreciation or purchase right plans or otherwise, so long as the exercise price of any such option, warrant, subscription or purchase right is not less than the Market Price on the date that such grant is approved by the Company's Board of Directors or a duly authorized committee thereof or, if later, the date that such exercise price is established, (xxiii) the exercise of any other options, warrants or other subscription or purchase rights outstanding on or prior to the date hereof, including without limitation, this Warrant and the Stock Incentive Option, (xxiv) the exercise of any conversion or exchange rights outstanding on or prior to the date hereof issued by the Company, including without limitation, any such conversion rights relating to the 9% Convertible Debt, (xxv) the exercise of any conversion or exchange rights issued by the Company after the date hereof, so long as the conversion or exchange price is not less than the Market Price on the date that such issuance is approved by the Board of Directors or a duly authorized committee thereof or, if later, the date that such conversion or exchange price is established or (xxvi) the issuance or sale of


     Additional Shares pursuant to a firmly underwritten public offering of such shares.

          (e)  Accountants' Report as to Adjustments.  In
               _____________________________________
     each case of any adjustment or readjustment in the Warrant Price, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms hereof and, upon the reasonable request of the Holder, cause independent public accountants of recognized national standing selected by the Company (which may be the regular auditors of the Company) to verify such computation and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of (i) the number of shares of Common Stock outstanding or deemed to be outstanding and (ii) the Warrant Price in effect immediately prior to such adjustment or readjustment and as adjusted and readjusted (if required by Sec-tion 5) on account thereof. The Company will forthwith mail a copy of each such report to the holder of this Warrant. The Company will also keep copies of all such reports at its principal office, and will cause the same to be available for inspection at such office during normal business hours by any holder of this Warrant or any prospective purchaser of a Warrant designated in writing by the holder thereof.

          (f)  No Dilution or Impairment.  The Company will
               _________________________
     not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms hereof, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution as provided herein. Without limiting the generality of the foregoing, the Company (i) will not permit the par value of any shares of Common Stock receivable upon the exercise of any Warrant to be increased to an amount that exceeds the amount payable therefor upon such exercise, (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable

     shares upon the exercise of this Warrant from time to time and (iii) will not take any action which results in any adjustment of the Warrant Price if the total number of shares of Common Stock issuable after such action upon the exercise of this Warrant would exceed the total number of shares of Common Stock then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise.

          (g)  Exercise of Warrant in the Event of a
               _____________________________________
     Consolidation, Merger, Sale of Assets, Reorganization,
     ______________________________________________________
     Etc.
     ___

               (i) In case at any time the Company shall be a party to any Transaction pursuant to which the aggregate value of the cash, securities and other consideration payable for a share of Common Stock is at least $10.00, then (A) upon the consummation thereof this Warrant shall become exercisable with respect to all shares of Common Stock covered hereby (whether or not it has otherwise become exercisable with respect to such shares pursuant to Section 1) and shall be deemed to have been exercised by the holder hereof without any act on the part of such holder and without any obligation on the part of such holder to pay the exercise price until presentation of this Warrant pursuant to clause (B) below, and (B) this Warrant shall represent the right of such holder to receive (upon presentation of this Warrant on or within thirty (30) days after the date of such consummation together with payment of the aggregate exercise price payable at the time of such consummation in accordance with Section 2 for all shares of Common Stock issuable upon such exercise immediately prior to such consummation), in lieu of the Common Stock issuable upon exercise of this Warrant prior to such consummation, the cash, securities and other property to which such holder would have been entitled upon the consummation of the Transaction if such holder had exercised this Warrant immediately prior thereto.

              (ii)  The Company will not effect any
          Transaction unless, prior to the consummation thereof, each corporation or entity (other than the Company) which may be required to deliver any

          cash, securities or other property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to the holder of this Warrant, the obligation to deliver to such holder such cash, securities or other property as, in accordance with the foregoing provision, such holder may be entitled to receive.

             (iii)  In case the Company shall be a party to
          any Transaction pursuant to which the aggregate value of the cash, securities and other consideration payable for a share of Common Stock is less than $10.00, this Warrant shall terminate upon the consummation thereof.

          (h)  Notices of Corporate Action.  In the event
               ___________________________
     of any anticipated

               (i) taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution on such securities, or

              (ii)  Transaction, or

             (iii)  voluntary or involuntary dissolution,
          liquidation or winding-up of the Company,

     the Company will mail to the holder of this Warrant a notice specifying (A) the date or expected date on which any such record is to be taken for the purpose of such dividend or distribution or (B) the date or expected date on which any such Transaction, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or other property deliverable upon such Transaction, dissolution, liquidation or winding-up. Such notice shall be mailed at least twenty (20) days prior to the date therein specified, in the case of any date referred to in the foregoing clause (A), and at least thirty (30) days prior to the date therein specified, in the case of the date referred to in the foregoing clause (B).


          6.  Definitions.  As used herein, the following
              ___________
terms have the following respective meanings:

          Common Stock:  The Company's (a) Common Stock, par
          ____________
value $0.01 per share, and (b) Class B Stock, par value
$0.01 per share.

          Current Market Value:  The average of the daily
          ____________________
Market Price per share of Common Stock for the period of five (5) days, ending on the day immediately prior to the date determined pursuant to Section 5(d)(i) or (ii), during which the national securities exchanges were opened for trading, provided that if an exercise of this Warrant occurs as a result of or in connection with the consummation of a Transaction, Current Market Value shall be the aggregate value of the cash, securities and other consideration payable for a share of Common Stock in connection with such Transaction.

          Market Price:  Per share of Common Stock on any
          ____________
date specified herein shall be (a) the last sale price, regular way, on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices on such date, in each case as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading, or (b) if such Common Stock is not then listed or admitted to trading on any national securities exchange, but is designated as a national market system security by the National Association of Securities Dealers, the last trading price of the Common Stock on such date, or (c) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the reported closing bid and asked prices on such date as shown by the National Association of Securities Dealers Automated Quotation System.

          Registration Rights Agreement:  The Registration
          _____________________________
Rights Agreement, dated the date hereof, between the Company and the original holder hereof.

          Transaction:  A merger, consolidation, sale of all
          ___________
or substantially all of the Company's assets, recapitalization of the Common Stock or other similar transaction, in each case if the previously outstanding Common Stock is acquired for cash or changed into or exchanged for different securities of the Company or changed into or exchanged for common stock or other securities of

another corporation or interests in a non-corporate entity or other property (including cash) or any combination of any of the foregoing.

          Warrant Price:  The meaning specified in Sec-
          _____________
tion 5.

          7.  Amendments and Waivers.  Any term of this
              ______________________
Warrant may be amended or modified or the observance of any term of this Warrant may be waived (either generally or in a particular instance) only with the written consent of the Company and the holder of this Warrant.

          8.  Assignment.  The provisions of this Warrant
              __________
shall be binding upon and inure to the benefit of the original holder hereof, its successors and assigns by way of merger, consolidation or operation of law, and each third party transferee of this Warrant, provided that, this Warrant may only be transferred in accordance with the terms of the Registration Rights Agreement and, in the case of any third party transferee, such transferee shall have delivered to the Company a valid agreement of assumption of the restriction on transfer specified in this Section 8.

          9.  Exchange of Warrant.  Upon surrender for
              ___________________
exchange of this Warrant, properly endorsed, for registration of Transfer or for exchange at the principal office of the Company, the Company at its expense will issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face of this Warrant, provided that any such transfer of this Warrant is made in accordance with the Registration Rights Agreement.

          10.  Replacement of Warrant.  Upon receipt of
               ______________________
evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, upon delivery of an indemnity bond in such reasonable amount as the Company may determine (or, in the case of any Warrant held by the original holder hereof or any affiliate thereof or an institutional holder or any of their respective nominees, of an affidavit of an authorized officer of such holder, setting forth the fact of such loss, theft or destruction, which shall be satisfactory evidence thereof

and no further indemnity shall be required as a condition of the execution and delivery of a new Warrant), or, in the case of any such mutilation, upon the surrender of such Warrant for cancellation to the Company at its principal office, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant, of like tenor. Any Warrant in lieu of which any such new Warrant has been so executed and delivered by the Company shall not be deemed to be an outstanding Warrant for any purpose.

          11.  Remedies.  The Company stipulates that the
               ________
remedies at law of the holder of this Warrant in the event of any default by the Company in the performance of or in compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise without the requirement of the posting of a bond.

          12.  No Rights or Liabilities as Stockholder.
               _______________________________________
Nothing contained in this Warrant shall be construed as conferring upon the holder hereof any rights as a stockholder of the Company (except to the extent that shares of Common Stock are issued to such holder pursuant to this Warrant) or as imposing any liabilities on such holder to purchase any securities or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

          13.  Notices.  All notices and other
               _______
communications under this Warrant shall be in writing and shall be mailed by registered or certified mail, return receipt requested, or by facsimile transmission, addressed
(a) if to the holder, at the registered address or the facsimile number of such holder as set forth in the register kept at the principal office of the Company, and (b) if to the Company, to the attention of the Secretary at its principal office, or to its facsimile number, Attention:
Secretary, provided that the exercise of any Warrant shall be effected in the manner provided in Section 2.

          14.  Legends.  The shares of Common Stock issuable
               _______
pursuant to the terms of this Warrant shall contain the legends set forth in Section 7.2 of that certain Securities Purchase Agreement dated as of November 4, 1993 by and between the Company and Holder.


          15.  Miscellaneous.  THIS WARRANT SHALL BE
               _____________
CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY
THE LAWS OF THE STATE OF DELAWARE.  The headings in this
Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.


DATED as of February 3, 1994.

                        WESTWOOD ONE, INC.




                        By:   /s/ Eric R. Weiss
                           ____________________________
                           Name: Eric R. Weiss
                           Title: Senior Vice President


                    FORM OF SUBSCRIPTION

      [To be signed only upon exercise of the Warrant]


TO WESTWOOD ONE, INC.

          The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _________1 shares of Common Stock of WESTWOOD ONE, INC. and herewith makes payment of $______ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to, ________________________________, whose address is
                 ___________________________________________
                                           .
___________________________________________


Dated:  _________________



                              ______________________________
                              (Signature must conform in all
                              respects to name of holder as
                              specified on the face of the
                              Warrant)


                              ______________________________
                                        (Address)




____________________

1. Insert here the number of shares called for on the face of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised), in either case without making any adjustment for additional shares of the Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions referred to in the Warrant, may be deliverable upon exercise.
     In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of such Warrant, all as provided in the Warrant.


                     FORM OF ASSIGNMENT

      [To be signed only upon transfer of the Warrant]


          For value received, the undersigned hereby sells,
assigns and transfers unto
                           _____________________
                    the rights represented by the within
____________________
Warrant to purchase _______ shares of Common Stock of
WESTWOOD ONE, INC. to which the within Warrant relates, and
appoints
        __________________________________________________
                      Attorney to transfer such rights on
_____________________
the books of WESTWOOD ONE, INC. with full power of substitution in the premises.


Dated:  _________________


                              ______________________________
                              (Signature must conform in all
                              respects to name of holder as
                              specified on the face of the
                              Warrant)


                              ______________________________
                                        (Address)

Signed in the presence of:


_______________________________


                          Warrant to Purchase 500,000 Shares
                          of Common Stock at $4.00 per share


          INCORPORATED UNDER THE LAWS OF THE STATE
                        OF DELAWARE

                     WESTWOOD ONE, INC.

                     ------------------

     THE SECURITIES EVIDENCED BY THIS WARRANT OR ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES ARE SUBJECT TO THE TERMS AND CONDITIONS OF A SECURITIES PURCHASE AGREEMENT BETWEEN THE HOLDER HEREOF AND THE ISSUER, A COPY OF WHICH IS AVAILABLE AT THE ISSUER'S PRINCIPAL OFFICES, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, ASSIGNED OR OTHERWISE ENCUMBERED OR DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

          WESTWOOD ONE, INC., a Delaware corporation (the
"Company"), certifies that, for value received, Infinity
Network Inc., a Delaware corporation, or a designated affiliated entity (collectively, the "Holder"), is entitled to purchase, until the close of business on the Termination
Date (as defined in the next sentence), Five Hundred
Thousand (500,000) shares of Common Stock, par value $0.01 per share, of the Company, at a price of $4.00 per share;
subject, however, to the provisions and upon the terms and conditions hereinafter set forth. "Termination Date" shall mean the later of February 3, 2004 or the third anniversary of the date upon which this Warrant has become exercisable;
provided, however, that the Termination Date shall in no event be later than February 3, 2009.

          1.  Exercisability of Warrant.  This Warrant shall
              _________________________
become exercisable only if the Market Price (as defined below) per share of Common Stock, par value $0.01 per share, of the Company is at least $15.00 on at least twenty (20) out of thirty (30) consecutive days during which the national securities exchanges are open for trading.

          2.  Method of Exercise; Payment; Issuance of New
              ____________________________________________
Warrant.
_______

          (a) This Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant, properly endorsed, at the principal office of the Company in California, Attention: Secretary, and by (i) the






payment to the Company of the then applicable Warrant Price of the Common Stock being purchased ("Warrant Price" shall mean the price specified in the first paragraph of this Warrant and such other prices as shall result from the adjustments specified in Section 5 hereof); and
(ii) delivery to the Company of the form of subscription at the end hereof (or a reasonable facsimile thereof).

          (b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant shall have been surrendered to the Company as provided in this
Section 2, and at such time the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise shall be deemed to have become the holder or holders of record thereof.

          (c) In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Common Stock so purchased shall be delivered at the Company's expense (including the payment by the Company of any applicable issuance taxes) to the holder hereof within five (5) business days after the rights represented by this Warrant shall have been so exercised, and unless this Warrant has expired, a new Warrant of like tenor representing the number of shares of Common Stock, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the holder hereof within such time.

          3.  Stock Fully Paid; Reservation of Shares.  The
              _______________________________________
Company covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all liens. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, at least the maximum number of shares of its Common Stock as are issuable upon the exercise of the rights represented by this Warrant.

          4.  Fractional Shares.  No fractional shares of
              _________________
Common Stock will be issued in connection with any exercise hereunder but in lieu of such fractional shares, the Company

shall make a cash payment therefor upon the basis of the Current Market Value (as defined below) of the Common Stock.

          5.  Number of Shares Receivable Upon Exercise.
              _________________________________________
The number of shares of Common Stock receivable upon the exercise of this Warrant is subject to adjustment upon the happening of certain events specified in this Section 5.
For the purposes of this Section 5, the "Warrant Price" referred to herein shall initially be $4.00 and shall be adjusted and readjusted from time to time as provided in this Section 5. The holder of this Warrant shall, upon exercise hereof as provided in Section 2, be entitled to receive the number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 5) be issuable upon such exercise by a fraction of which (A) the numerator is $4.00 and (B) the denominator is the Warrant Price in effect at the time of such exercise. The price to be paid for each such share of Common Stock by the holder shall be the Warrant Price as adjusted pursuant to this Sec-tion 5, provided that the price paid by the holder for any shares of Common Stock upon exercise of this Warrant shall never be less than $0.01 per share. The Warrant Price shall be subject to adjustment as follows:

          (a)  Stock Dividends, Stock Splits, Etc.  If the
               __________________________________
     Company at any time or from time to time after the date hereof shall issue additional shares of Common Stock as a result of the declaration or payment of a dividend on the Common Stock payable in Common Stock, or as a distribution to holders of Common Stock, or as a result of a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock), then, and in each such case, the Warrant Price then in effect shall be reduced, concurrently with the issuance of such shares, to a price (calculated to the nearest cent) determined by multiplying such Warrant Price by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance of additional shares of Common Stock, and
     (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issuance, provided that, for purposes of this Sec-tion 5(a), (x) additional shares of Common Stock shall be deemed to have been issued (A) in the case of any such dividend or distribution, immediately after the

     close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution or
     (B) in the case of any such subdivision, at the close of business on the date immediately prior to the day upon which such corporate action becomes effective,
     (y) immediately after any additional shares of Common
     Stock are deemed to have been issued, such additional shares of Common Stock shall be deemed to be outstanding, and (z) treasury shares shall be deemed not to be outstanding.

          (b)  Extraordinary Dividends and Distributions. If
               _________________________________________
     the Company shall distribute to all holders of its outstanding Common Stock evidences of indebtedness of the Company, cash (other than a cash distribution made as a dividend payable or to be payable at regularly scheduled intervals and payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the State of Delaware, but only to the extent that the aggregate of all such dividends paid or declared after the date hereof does not exceed the consolidated net income of the Company earned subsequent to the date hereof, as determined in accordance with generally accepted accounting principles, consistently applied) or assets or securities other than its Common Stock (including stock of a subsidiary or securities convertible into or exercisable for such stock but excluding dividends or distributions referred to in Section 5(a) above) (any such evidences of indebtedness, cash, assets or securities, the "assets or securities"), then, in each case, the Warrant Price shall be adjusted by subtracting from the Warrant Price then in effect the value of the assets or securities that the holder would have been entitled to receive as a result of such distribution had the Warrant been exercised and the relevant shares of Common Stock issued in the name of the holder immediately prior to the record date for such distribution; provided that if, after giving effect to such adjustment, the Warrant Price would be less than the then par value of the Common Stock, the Company shall distribute such assets or securities to the holder as if the holder had exercised the Warrant and the shares of Common Stock had been issued in the name of the holder immediately prior to the record date for such distribution. Any adjustment required by this
     Section 5(b) shall be made whenever any such

     distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution.

          (c)  Combinations, Etc.  If the Company at any
               _________________
     time or from time to time after the date hereof shall combine or consolidate the outstanding shares of Common Stock, by reclassification or otherwise, into a lesser number of shares of Common Stock, then, and in each such case, the Warrant Price then in effect shall be increased, concurrently with the effectiveness of such combination or consolidation, to a price (calculated to the nearest one cent) determined by multiplying such Warrant Price by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the effectiveness of such combination or consolidation and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such effectiveness.

          (d)  Issuance of Additional Shares of Common
               _______________________________________
     Stock.  In case the Company at any time or from time to
     _____
     time after the date hereof shall issue or sell additional shares of Common Stock ("Additional Shares") for a consideration per share less than the Current Market Value in effect on the earlier of (i) the date on which the Company enters into a firm contract for the issuance and sale of such Additional Shares (unless such contract specifies that the price will be determined at a later date, then such later date shall apply to this clause (i)) or (ii) the date of actual issuance or sale of such Additional Shares, then, in each such case, the Warrant Price in effect immediately prior to such date shall be reduced, concurrently with such issuance or sale, to a price (calculated to the nearest one cent) determined by multiplying such Warrant Price by a fraction (x) the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus (B) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such Additional Shares so issued or sold would purchase at such Current Market Value, and (xi) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale, provided that


     (a) treasury shares shall not be deemed to be outstanding for purposes of this Section 5(d) and (b) the shares of Common Stock then issuable (i) pursuant to the terms of this Warrant and the Incentive Stock Option (as defined in the Management Agreement) and
     (ii) on conversion of the Company's 9% Convertible Senior Subordinated Debentures due 2002 issued pursuant to that certain Indenture dated as of December 15, 1990 (the "9% Convertible Debt") shall be deemed to be outstanding immediately prior to and after such issue or sale. Notwithstanding anything contained herein to the contrary, no adjustment to the Warrant Price shall be made pursuant to this Section 5(d) following the issuance of Additional Shares pursuant to (xx) Sec-tion 5(a) hereof, (xxi) the exercise of any options or issuance of any shares under any options or purchase or other rights that are outstanding on or prior to the date hereof and that were issued pursuant to any of the Company's employee stock option, appreciation or purchase right plans, (xxii) the exercise of any options or purchase or other rights or the issuance of any shares under any options or rights that are granted after the date hereof, whether in accordance with the terms of any of the Company's employee stock option, appreciation or purchase right plans or otherwise, so long as the exercise price of any such option, warrant, subscription or purchase right is not less than the Market Price on the date that such grant is approved by the Company's Board of Directors or a duly authorized committee thereof or, if later, the date that such exercise price is established, (xxiii) the exercise of any other options, warrants or other subscription or purchase rights outstanding on or prior to the date hereof, including without limitation, this Warrant and the Stock Incentive Option, (xxiv) the exercise of any conversion or exchange rights outstanding on or prior to the date hereof issued by the Company, including without limitation, any such conversion rights relating to the 9% Convertible Debt, (xxv) the exercise of any conversion or exchange rights issued by the Company after the date hereof, so long as the conversion or exchange price is not less than the Market Price on the date that such issuance is approved by the Board of Directors or a duly authorized committee thereof or, if later, the date that such conversion or exchange price is established or (xxvi) the issuance or sale of Additional Shares pursuant to a firmly underwritten public offering of such shares.


          (e)  Accountants' Report as to Adjustments.  In
               _____________________________________
     each case of any adjustment or readjustment in the Warrant Price, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms hereof and, upon the reasonable request of the Holder, cause independent public accountants of recognized national standing selected by the Company (which may be the regular auditors of the Company) to verify such computation and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of (i) the number of shares of Common Stock outstanding or deemed to be outstanding and (ii) the Warrant Price in effect immediately prior to such adjustment or readjustment and as adjusted and readjusted (if required by Sec-tion 5) on account thereof. The Company will forthwith mail a copy of each such report to the holder of this Warrant. The Company will also keep copies of all such reports at its principal office, and will cause the same to be available for inspection at such office during normal business hours by any holder of this Warrant or any prospective purchaser of a Warrant designated in writing by the holder thereof.

          (f)  No Dilution or Impairment.  The Company will
               _________________________
     not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms hereof, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution as provided herein. Without limiting the generality of the foregoing, the Company (i) will not permit the par value of any shares of Common Stock receivable upon the exercise of any Warrant to be increased to an amount that exceeds the amount payable therefor upon such exercise, (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares upon the exercise of this Warrant from time to time and (iii) will not take any action which results in any adjustment of the Warrant Price if the total

     number of shares of Common Stock issuable after such action upon the exercise of this Warrant would exceed the total number of shares of Common Stock then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise.

          (g)  Exercise of Warrant in the Event of a
               _____________________________________
     Consolidation, Merger, Sale of Assets, Reorganization,
     ______________________________________________________
     Etc.
     ___

               (i) In case at any time the Company shall be a party to any Transaction pursuant to which the aggregate value of the cash, securities and other consideration payable for a share of Common Stock is at least $15.00, then (A) upon the consummation thereof this Warrant shall become exercisable with respect to all shares of Common Stock covered hereby (whether or not it has otherwise become exercisable with respect to such shares pursuant to Section 1) and shall be deemed to have been exercised by the holder hereof without any act on the part of such holder and without any obligation on the part of such holder to pay the exercise price until presentation of this Warrant pursuant to clause (B) below, and (B) this Warrant shall represent the right of such holder to receive (upon presentation of this Warrant on or within thirty (30) days after the date of such consummation together with payment of the aggregate exercise price payable at the time of such consummation in accordance with Section 2 for all shares of Common Stock issuable upon such exercise immediately prior to such consummation), in lieu of the Common Stock issuable upon exercise of this Warrant prior to such consummation, the cash, securities and other property to which such holder would have been entitled upon the consummation of the Transaction if such holder had exercised this Warrant immediately prior thereto.

              (ii)  The Company will not effect any
          Transaction unless, prior to the consummation
          thereof, each corporation or entity (other than
          the Company) which may be   required to deliver
          any cash, securities or other property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to the

          holder of this Warrant, the obligation to deliver to such holder such cash, securities or other property as, in accordance with the foregoing provision, such holder may be entitled to receive.

             (iii)  In case the Company shall be a party to
          any Transaction pursuant to which the aggregate value of the cash, securities and other consideration payable for a share of Common Stock is less than $15.00, this Warrant shall terminate upon the consummation thereof.

          (h) Notices of Corporate Action. In the event of any anticipated

               (i) taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution on such securities, or

              (ii)  Transaction, or

             (iii)  voluntary or involuntary dissolution,
          liquidation or winding-up of the Company,

     the Company will mail to the holder of this Warrant a notice specifying (A) the date or expected date on which any such record is to be taken for the purpose of such dividend or distribution or (B) the date or expected date on which any such Transaction, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or other property deliverable upon such Transaction, dissolution, liquidation or winding-up. Such notice shall be mailed at least twenty (20) days prior to the date therein specified, in the case of any date referred to in the foregoing clause (A), and at least thirty (30) days prior to the date therein specified, in the case of the date referred to in the foregoing clause (B).


          6.  Definitions.  As used herein, the following
              ___________
terms have the following respective meanings:

          Common Stock:  The Company's (a) Common Stock, par
          ____________
value $0.01 per share, and (b) Class B Stock, par value
$0.01 per share.

          Current Market Value:  The average of the daily
          ____________________
Market Price per share of Common Stock for the period of five (5) days, ending on the day immediately prior to the date determined pursuant to Section 5(d)(i) or (ii), during which the national securities exchanges were opened for trading, provided that if an exercise of this Warrant occurs as a result of or in connection with the consummation of a Transaction, Current Market Value shall be the aggregate value of the cash, securities and other consideration payable for a share of Common Stock in connection with such Transaction.

          Market Price:  Per share of Common Stock on any
          ____________
date specified herein shall be (a) the last sale price, regular way, on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices on such date, in each case as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading, or (b) if such Common Stock is not then listed or admitted to trading on any national securities exchange, but is designated as a national market system security by the National Association of Securities Dealers, the last trading price of the Common Stock on such date, or (c) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the reported closing bid and asked prices on such date as shown by the National Association of Securities Dealers Automated Quotation System.

          Registration Rights Agreement:  The Registration
          _____________________________
Rights Agreement, dated the date hereof, between the Company and the original holder hereof.

          Transaction:  A merger, consolidation, sale of all
          ___________
or substantially all of the Company's assets, recapitalization of the Common Stock or other similar transaction, in each case if the previously outstanding Common Stock is acquired for cash or changed into or exchanged for different securities of the Company or changed into or exchanged for common stock or other securities of

another corporation or interests in a non-corporate entity or other property (including cash) or any combination of any of the foregoing.

          Warrant Price:  The meaning specified in Sec-
          _____________
tion 5.

          7.  Amendments and Waivers.  Any term of this
              ______________________
Warrant may be amended or modified or the observance of any term of this Warrant may be waived (either generally or in a particular instance) only with the written consent of the Company and the holder of this Warrant.

          8.  Assignment.  The provisions of this Warrant
              __________
shall be binding upon and inure to the benefit of the original holder hereof, its successors and assigns by way of merger, consolidation or operation of law, and each third party transferee of this Warrant, provided that, this Warrant may only be transferred in accordance with the terms of the Registration Rights Agreement and, in the case of any third party transferee, such transferee shall have delivered to the Company a valid agreement of assumption of the restriction on transfer specified in this Section 8.

          9.  Exchange of Warrant.  Upon surrender for
              ___________________
exchange of this Warrant, properly endorsed, for registration of Transfer or for exchange at the principal office of the Company, the Company at its expense will issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face of this Warrant, provided that any such transfer of this Warrant is made in accordance with the Registration Rights Agreement.

          10.  Replacement of Warrant.  Upon receipt of
               ______________________
evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, upon delivery of an indemnity bond in such reasonable amount as the Company may determine (or, in the case of any Warrant held by the original holder hereof or any affiliate thereof or an institutional holder or any of their respective nominees, of an affidavit of an authorized officer of such holder, setting forth the fact of such loss, theft or destruction, which shall be satisfactory evidence thereof

and no further indemnity shall be required as a condition of the execution and delivery of a new Warrant), or, in the case of any such mutilation, upon the surrender of such Warrant for cancellation to the Company at its principal office, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant, of like tenor. Any Warrant in lieu of which any such new Warrant has been so executed and delivered by the Company shall not be deemed to be an outstanding Warrant for any purpose.

          11.  Remedies.  The Company stipulates that the
               ________
remedies at law of the holder of this Warrant in the event of any default by the Company in the performance of or in compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise without the requirement of the posting of a bond.

          12.  No Rights or Liabilities as Stockholder.
               _______________________________________
Nothing contained in this Warrant shall be construed as conferring upon the holder hereof any rights as a stockholder of the Company (except to the extent that shares of Common Stock are issued to such holder pursuant to this Warrant) or as imposing any liabilities on such holder to purchase any securities or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

          13.  Notices.  All notices and other
               _______
communications under this Warrant shall be in writing and shall be mailed by registered or certified mail, return receipt requested, or by facsimile transmission, addressed
(a) if to the holder, at the registered address or the facsimile number of such holder as set forth in the register kept at the principal office of the Company, and (b) if to the Company, to the attention of the Secretary at its principal office, or to its facsimile number, Attention:
Secretary, provided that the exercise of any Warrant shall be effected in the manner provided in Section 2.

          14.  Legends.  The shares of Common Stock issuable
               _______
pursuant to the terms of this Warrant shall contain the legends set forth in Section 7.2 of that certain Securities Purchase Agreement dated as of November 4, 1993 by and between the Company and Holder.


          15.  Miscellaneous.  THIS WARRANT SHALL BE
               _____________
CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY
THE LAWS OF THE STATE OF DELAWARE. The headings in this
Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.


DATED as of February 3, 1994.


                         WESTWOOD ONE, INC.




                         By:   /s/ Eric R. Weiss
                            ____________________________
                            Name: Eric R. Weiss
                            Title: Senior Vice President


                    FORM OF SUBSCRIPTION

      [To be signed only upon exercise of the Warrant]


TO WESTWOOD ONE, INC.

          The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _________2 shares of Common Stock of WESTWOOD ONE, INC. and herewith makes payment of $______ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to, ________________________________, whose address is
                 ___________________________________________
                                .
________________________________


Dated:  _________________


                              ______________________________
                              (Signature must conform in all
                              respects to name of holder as
                              specified on the face of the
                              Warrant)



                              ______________________________
                                        (Address)




____________________

* Insert here the number of shares called for on the face of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised), in either case without making any adjustment for additional shares of the Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions referred
     to   in the Warrant, may be deliverable upon exercise.
     In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of such Warrant, all as provided in the Warrant.


                     FORM OF ASSIGNMENT

      [To be signed only upon transfer of the Warrant]


          For value received, the undersigned hereby sells, assigns and transfers unto _________________________________
the rights represented by the within Warrant to purchase _______ shares of Common Stock of WESTWOOD ONE, INC. to which the within Warrant relates, and appoints ________ _____________________________________________ Attorney to
transfer such rights on the books of WESTWOOD ONE, INC.
with full power of substitution in the premises.


Dated:  _________________



                              ______________________________
                              (Signature must conform in all
                              respects to name of holder as
                              specified on the face of the
                              Warrant)



                              ______________________________
                                        (Address)


Signed in the presence of:



___________________________________


                          Warrant to Purchase 500,000 Shares
                          of Common Stock at $5.00 per share


          INCORPORATED UNDER THE LAWS OF THE STATE
                        OF DELAWARE

                     WESTWOOD ONE, INC.

                     ------------------

     THE SECURITIES EVIDENCED BY THIS WARRANT OR ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES ARE SUBJECT TO THE TERMS AND CONDITIONS OF A SECURITIES PURCHASE AGREEMENT BETWEEN THE HOLDER HEREOF AND THE ISSUER, A COPY OF WHICH IS AVAILABLE AT THE ISSUER'S PRINCIPAL OFFICES, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, ASSIGNED OR OTHERWISE ENCUMBERED OR DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

          WESTWOOD ONE, INC., a Delaware corporation (the
"Company"), certifies that, for value received, Infinity
Network Inc., a Delaware corporation, or a designated affiliated entity (collectively, the "Holder"), is entitled to purchase, until the close of business on the Termination
Date (as defined in the next sentence), Five Hundred
Thousand (500,000) shares of Common Stock, par value $0.01 per share, of the Company, at a price of $5.00 per share;
subject, however, to the provisions and upon the terms and conditions hereinafter set forth. "Termination Date" shall mean the later of February 3, 2004 or the third anniversary of the date upon which this Warrant has become exercisable;
provided, however, that the Termination Date shall in no event be later than February 3, 2009.

          1.  Exercisability of Warrant.  This Warrant shall
              _________________________
become exercisable only if the Market Price (as defined below) per share of Common Stock, par value $0.01 per share, of the Company is at least $20.00 on at least twenty (20) out of thirty (30) consecutive days during which the national securities exchanges are open for trading.

          2.  Method of Exercise; Payment; Issuance of New
              ____________________________________________
Warrant.
_______

          (a) This Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant, properly endorsed, at the principal office of the




Company in California, Attention: Secretary, and by (i) the payment to the Company of the then applicable Warrant Price of the Common Stock being purchased ("Warrant Price" shall mean the price specified in the first paragraph of this Warrant and such other prices as shall result from the adjustments specified in Section 5 hereof); and
(ii) delivery to the Company of the form of subscription at the end hereof (or a reasonable facsimile thereof).

          (b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant shall have been surrendered to the Company as provided in this
Section 2, and at such time the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise shall be deemed to have become the holder or holders of record thereof.

          (c) In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Common Stock so purchased shall be delivered at the Company's expense (including the payment by the Company of any applicable issuance taxes) to the holder hereof within five (5) business days after the rights represented by this Warrant shall have been so exercised, and unless this Warrant has expired, a new Warrant of like tenor representing the number of shares of Common Stock, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the holder hereof within such time.

          3.  Stock Fully Paid; Reservation of Shares.  The
              _______________________________________
Company covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all liens. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, at least the maximum number of shares of its Common Stock as are issuable upon the exercise of the rights represented by this Warrant.

          4.  Fractional Shares.  No fractional shares of
              _________________
Common Stock will be issued in connection with any exercise

hereunder but in lieu of such fractional shares, the Company shall make a cash payment therefor upon the basis of the Current Market Value (as defined below) of the Common Stock.

          5.  Number of Shares Receivable Upon Exercise.
              _________________________________________
The number of shares of Common Stock receivable upon the exercise of this Warrant is subject to adjustment upon the happening of certain events specified in this Section 5.
For the purposes of this Section 5, the "Warrant Price" referred to herein shall initially be $5.00 and shall be adjusted and readjusted from time to time as provided in this Section 5. The holder of this Warrant shall, upon exercise hereof as provided in Section 2, be entitled to receive the number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 5) be issuable upon such exercise by a fraction of which (A) the numerator is $5.00 and (B) the denominator is the Warrant Price in effect at the time of such exercise. The price to be paid for each such share of Common Stock by the holder shall be the Warrant Price as adjusted pursuant to this Sec-tion 5, provided that the price paid by the holder for any shares of Common Stock upon exercise of this Warrant shall never be less than $0.01 per share. The Warrant Price shall be subject to adjustment as follows:

          (a)  Stock Dividends, Stock Splits, Etc.  If the
               __________________________________
     Company at any time or from time to time after the date hereof shall issue additional shares of Common Stock as a result of the declaration or payment of a dividend on the Common Stock payable in Common Stock, or as a distribution to holders of Common Stock, or as a result of a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock), then, and in each such case, the Warrant Price then in effect shall be reduced, concurrently with the issuance of such shares, to a price (calculated to the nearest cent) determined by multiplying such Warrant Price by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance of additional shares of Common Stock, and
     (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issuance, provided that, for purposes of this Sec-tion 5(a), (x) additional shares of Common Stock shall be deemed to have been issued (A) in the case of any

     such dividend or distribution, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution or
     (B) in the case of any such subdivision, at the close of business on the date immediately prior to the day upon which such corporate action becomes effective,
     (y) immediately after any additional shares of Common
     Stock are deemed to have been issued, such additional shares of Common Stock shall be deemed to be outstanding, and (z) treasury shares shall be deemed not to be outstanding.

          (b) Extraordinary Dividends and Distributions. If the Company shall distribute to all holders of its outstanding Common Stock evidences of indebtedness of the Company, cash (other than a cash distribution made as a dividend payable or to be payable at regularly scheduled intervals and payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the State of Delaware, but only to the extent that the aggregate of all such dividends paid or declared after the date hereof does not exceed the consolidated net income of the Company earned subsequent to the date hereof, as determined in accordance with generally accepted accounting principles, consistently applied) or assets or securities other than its Common Stock (including stock of a subsidiary or securities convertible into or exercisable for such stock but excluding dividends or distributions referred to in Section 5(a) above) (any such evidences of indebtedness, cash, assets or securities, the "assets or securities"), then, in each case, the Warrant Price shall be adjusted by subtracting from the Warrant Price then in effect the value of the assets or securities that the holder would have been entitled to receive as a result of such distribution had the Warrant been exercised and the relevant shares of Common Stock issued in the name of the holder immediately prior to the record date for such distribution; provided that if, after giving effect to such adjustment, the Warrant Price would be less than the then par value of the Common Stock, the Company shall distribute such assets or securities to the holder as if the holder had exercised the Warrant and the shares of Common Stock had been issued in the name of the holder immediately prior to the record date for such distribution. Any adjustment required by this


     Section 5(b) shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution.

          (c)  Combinations, Etc.  If the Company at any
               _________________
     time or from time to time after the date hereof shall combine or consolidate the outstanding shares of Common Stock, by reclassification or otherwise, into a lesser number of shares of Common Stock, then, and in each such case, the Warrant Price then in effect shall be increased, concurrently with the effectiveness of such combination or consolidation, to a price (calculated to the nearest one cent) determined by multiplying such Warrant Price by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the effectiveness of such combination or consolidation and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such effectiveness.

          (d)  Issuance of Additional Shares of Common
               _______________________________________
     Stock.  In case the Company at any time or from time to
     _____
     time after the date hereof shall issue or sell additional shares of Common Stock ("Additional Shares") for a consideration per share less than the Current Market Value in effect on the earlier of (i) the date on which the Company enters into a firm contract for the issuance and sale of such Additional Shares (unless such contract specifies that the price will be determined at a later date, then such later date shall apply to this clause (i)) or (ii) the date of actual issuance or sale of such Additional Shares, then, in each such case, the Warrant Price in effect immediately prior to such date shall be reduced, concurrently with such issuance or sale, to a price (calculated to the nearest one cent) determined by multiplying such Warrant Price by a fraction (x) the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus (B) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such Additional Shares so issued or sold would purchase at such Current Market Value, and (xi) the denominator of which shall be the number of shares of Common Stock outstanding

     immediately after such issue or sale, provided that
     (a) treasury shares shall not be deemed to be outstanding for purposes of this Section 5(d) and (b) the shares of Common Stock then issuable (i) pursuant to the terms of this Warrant and the Incentive Stock Option (as defined in the Management Agreement) and
     (ii) on conversion of the Company's 9% Convertible Senior Subordinated Debentures due 2002 issued pursuant to that certain Indenture dated as of December 15, 1990 (the "9% Convertible Debt") shall be deemed to be outstanding immediately prior to and after such issue or sale. Notwithstanding anything contained herein to the contrary, no adjustment to the Warrant Price shall be made pursuant to this Section 5(d) following the issuance of Additional Shares pursuant to (xx) Sec-tion 5(a) hereof, (xxi) the exercise of any options or issuance of any shares under any options or purchase or other rights that are outstanding on or prior to the date hereof and that were issued pursuant to any of the Company's employee stock option, appreciation or purchase right plans, (xxii) the exercise of any options or purchase or other rights or the issuance of any shares under any options or rights that are granted after the date hereof, whether in accordance with the terms of any of the Company's employee stock option, appreciation or purchase right plans or otherwise, so long as the exercise price of any such option, warrant, subscription or purchase right is not less than the Market Price on the date that such grant is approved by the Company's Board of Directors or a duly authorized committee thereof or, if later, the date that such exercise price is established, (xxiii) the exercise of any other options, warrants or other subscription or purchase rights outstanding on or prior to the date hereof, including without limitation, this Warrant and the Stock Incentive Option, (xxiv) the exercise of any conversion or exchange rights outstanding on or prior to the date hereof issued by the Company, including without limitation, any such conversion rights relating to the 9% Convertible Debt, (xxv) the exercise of any conversion or exchange rights issued by the Company after the date hereof, so long as the conversion or exchange price is not less than the Market Price on the date that such issuance is approved by the Board of Directors or a duly authorized committee thereof or, if later, the date that such conversion or exchange price is established or (xxvi) the issuance or sale of


     Additional Shares pursuant to a firmly underwritten public offering of such shares.

          (e)  Accountants' Report as to Adjustments.  In
               _____________________________________
     each case of any adjustment or readjustment in the Warrant Price, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms hereof and, upon the reasonable request of the Holder, cause independent public accountants of recognized national standing selected by the Company (which may be the regular auditors of the Company) to verify such computation and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of (i) the number of shares of Common Stock outstanding or deemed to be outstanding and (ii) the Warrant Price in effect immediately prior to such adjustment or readjustment and as adjusted and readjusted (if required by Sec-tion 5) on account thereof. The Company will forthwith mail a copy of each such report to the holder of this Warrant. The Company will also keep copies of all such reports at its principal office, and will cause the same to be available for inspection at such office during normal business hours by any holder of this Warrant or any prospective purchaser of a Warrant designated in writing by the holder thereof.

          (f)  No Dilution or Impairment.  The Company will
               _________________________
     not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms hereof, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution as provided herein. Without limiting the generality of the foregoing, the Company (i) will not permit the par value of any shares of Common Stock receivable upon the exercise of any Warrant to be increased to an amount that exceeds the amount payable therefor upon such exercise, (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable

     shares upon the exercise of this Warrant from time to time and (iii) will not take any action which results in any adjustment of the Warrant Price if the total number of shares of Common Stock issuable after such action upon the exercise of this Warrant would exceed the total number of shares of Common Stock then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise.

          (g)  Exercise of Warrant in the Event of a
               _____________________________________
     Consolidation, Merger, Sale of Assets, Reorganization,
     ______________________________________________________
     Etc.
     ___

               (i) In case at any time the Company shall be a party to any Transaction pursuant to which the aggregate value of the cash, securities and other consideration payable for a share of Common Stock is at least $20.00, then (A) upon the consummation thereof this Warrant shall become exercisable with respect to all shares of Common Stock covered hereby (whether or not it has otherwise become exercisable with respect to such shares pursuant to Section 1) and shall be deemed to have been exercised by the holder hereof without any act on the part of such holder and without any obligation on the part of such holder to pay the exercise part until presentation of this Warrant pursuant to clause (B) below, and (B) this Warrant shall represent the right of such holder to receive (upon presentation of this Warrant on or within thirty (30) days after the date of such consummation together with payment of the aggregate exercise price payable at the time of such consummation in accordance with Section 2 for all shares of Common Stock issuable upon such exercise immediately prior to such consummation), in lieu of the Common Stock issuable upon exercise of this Warrant prior to such consummation, the cash, securities and other property to which such holder would have been entitled upon the consummation of the Transaction if such holder had exercised this Warrant immediately prior thereto.

              (ii)  The Company will not effect any
          Transaction unless, prior to the consummation
          thereof, each corporation or entity (other than
          the Company) which may be   required to deliver

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

          any cash, securities or other property upon the exercise of this Warrant as provide herein shall assume, by written instrument delivered to the holder of this Warrant, the obligation to deliver to such holder such cash, securities or other property as, in accordance with the foregoing provision, such holder may be entitled to receive.

             (iii)  In case the Company shall be a party to
          any Transaction pursuant to which the aggregate value of the cash, securities and other consideration payable for a share of Common Stock is less than $20.00, this Warrant shall terminate upon the consummation thereof.

          (h)  Notices of Corporate Action.  In the event of
               ___________________________
     any anticipated

               (i) taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution on such securities, or

              (ii)  Transaction, or

             (iii)  voluntary or involuntary dissolution,
          liquidation or winding-up of the Company,

     the Company will mail to the holder of this Warrant a notice specifying (A) the date or expected date on which any such record is to be taken for the purpose of such dividend or distribution or (B) the date or expected date on which any such Transaction, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or other property deliverable upon such Transaction, dissolution, liquidation or winding-up. Such notice shall be mailed at least twenty (20) days prior to the date therein specified, in the case of any date referred to in the foregoing clause (A), and at least thirty (30) days prior to the date therein specified, in the case of the date referred to in the foregoing clause (B).

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          6.  Definitions.  As used herein, the following
              ___________
terms have the following respective meanings:

          Common Stock:  The Company's (a) Common Stock, par
          ____________
value $0.01 per share, and (b) Class B Stock, par value
$0.01 per share.

          Current Market Value:  The average of the daily
          ____________________
Market Price per share of Common Stock for the period of five (5) days, ending on the day immediately prior to the date determined pursuant to Section 5(d)(i) or (ii), during which the national securities exchanges were opened for trading, provided that if an exercise of this Warrant occurs as a result of or in connection with the consummation of a Transaction, Current Market Value shall be the aggregate value of the cash, securities and other consideration payable for a share of Common Stock in connection with such Transaction.

          Market Price:  Per share of Common Stock on any
          ____________
date specified herein shall be (a) the last sale price, regular way, on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices on such date, in each case as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading, or (b) if such Common Stock is not then listed or admitted to trading on any national securities exchange, but is designated as a national market system security by the National Association of Securities Dealers, the last trading price of the Common Stock on such date, or (c) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the reported closing bid and asked prices on such date as shown by the National Association of Securities Dealers Automated Quotation System.

          Registration Rights Agreement:  The Registration
          _____________________________
Rights Agreement, dated the date hereof, between the Company and the original holder hereof.

          Transaction:  A merger, consolidation, sale of all
          ___________
or substantially all of the Company's assets, recapitalization of the Common Stock or other similar transaction, in each case if the previously outstanding Common Stock is acquired for cash or changed into or exchanged for different securities of the Company or changed into or exchanged for common stock or other securities of

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

another corporation or interests in a non-corporate entity or other property (including cash) or any combination of any of the foregoing.

          Warrant Price:  The meaning specified in Sec-
          _____________
tion 5.

          7.  Amendments and Waivers.  Any term of this
              ______________________
Warrant may be amended or modified or the observance of any term of this Warrant may be waived (either generally or in a particular instance) only with the written consent of the Company and the holder of this Warrant.

          8.  Assignment.  The provisions of this Warrant
              __________
shall be binding upon and inure to the benefit of the original holder hereof, its successors and assigns by way of merger, consolidation or operation of law, and each third party transferee of this Warrant, provided that, this Warrant may only be transferred in accordance with the terms of the Registration Rights Agreement and, in the case of any third party transferee, such transferee shall have delivered to the Company a valid agreement of assumption of the restriction on transfer specified in this Section 8.

          9.  Exchange of Warrant.  Upon surrender for
              ___________________
exchange of this Warrant, properly endorsed, for registration of Transfer or for exchange at the principal office of the Company, the Company at its expense will issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face of this Warrant, provided that any such transfer of this Warrant is made in accordance with the Registration Rights Agreement.

          10.  Replacement of Warrant.  Upon receipt of
               ______________________
evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, upon delivery of an indemnity bond in such reasonable amount as the Company may determine (or, in the case of any Warrant held by the original holder hereof or any affiliate thereof or an institutional holder or any of their respective nominees, of an affidavit of an authorized officer of such holder, setting forth the fact of such loss, theft or destruction, which shall be satisfactory evidence thereof

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

and no further indemnity shall be required as a condition of the execution and delivery of a new Warrant), or, in the case of any such mutilation, upon the surrender of such Warrant for cancellation to the Company at its principal office, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant, of like tenor. Any Warrant in lieu of which any such new Warrant has been so executed and delivered by the Company shall not be deemed to be an outstanding Warrant for any purpose.

          11.  Remedies.  The Company stipulates that the
               ________
remedies at law of the holder of this Warrant in the event of any default by the Company in the performance of or in compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise without the requirement of the posting of a bond.

          12.  No Rights or Liabilities as Stockholder.
               _______________________________________
Nothing contained in this Warrant shall be construed as conferring upon the holder hereof any rights as a stockholder of the Company (except to the extent that shares of Common Stock are issued to such holder pursuant to this Warrant) or as imposing any liabilities on such holder to purchase any securities or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

          13.  Notices.  All notices and other
               _______
communications under this Warrant shall be in writing and shall be mailed by registered or certified mail, return receipt requested, or by facsimile transmission, addressed
(a) if to the holder, at the registered address or the facsimile number of such holder as set forth in the register kept at the principal office of the Company, and (b) if to the Company, to the attention of the Secretary at its principal office, or to its facsimile number, Attention:
Secretary, provided that the exercise of any Warrant shall be effected in the manner provided in Section 2.

          14.  Legends.  The shares of Common Stock issuable
               _______
pursuant to the terms of this Warrant shall contain the legends set forth in Section 7.2 of that certain Securities Purchase Agreement dated as of November 4, 1993 by and between the Company and Holder.

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


          15.  Miscellaneous.  THIS WARRANT SHALL BE
               _____________
CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY
THE LAWS OF THE STATE OF DELAWARE. The headings in this
Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.


DATED as of February 3, 1994.


                        WESTWOOD ONE, INC.




                        By: /s/ Eric R. Weiss
                           _____________________________
                           Name: Eric R. Weiss
                           Title: Senior Vice President

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

                    FORM OF SUBSCRIPTION

      [To be signed only upon exercise of the Warrant]


TO WESTWOOD ONE, INC.

          The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _________3 shares of Common Stock of WESTWOOD ONE, INC. and herewith makes payment of $______ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to, ________________________________, whose address is
                 __________________________________________
                               .
_______________________________



Dated:  _________________


                              ______________________________
                              (Signature must conform in all
                              respects to name of holder as
                              specified on the face of the
                              Warrant)



                              ______________________________
                                        (Address)


____________________

3. Insert here the number of shares called for on the face of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised), in either case without making any adjustment for additional shares of the Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions referred to in the Warrant, may be deliverable upon exercise.
     In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of such Warrant, all as provided in the Warrant.

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



                     FORM OF ASSIGNMENT

      [To be signed only upon transfer of the Warrant]


          For value received, the undersigned hereby sells, assigns and transfers unto _______________________________
the rights represented by the within Warrant to purchase
_______ shares of Common Stock of WESTWOOD ONE, INC. to which the within Warrant relates, and appoints ________
_____________________________________________ Attorney to
transfer such rights on the books of WESTWOOD ONE, INC.
with full power of substitution in the premises.


Dated:  _________________


                              ______________________________
                              (Signature must conform in all
                              respects to name of holder as
                              specified on the face of the
                              Warrant)



                              ______________________________



Signed in the presence of:



______________________________

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